UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(d) of the Securities Exchange Act Of 1934


       Date of Report (Date of earliest event reported): December 11, 2003



                           DECKERS OUTDOOR CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


           0-22446                              95-3015862
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  (Commission File Number)           (IRS Employer Identification No.)


 495A South Fairview Avenue, Goleta, California                 93117
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  (Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code        (805) 967-7611
                                                  ------------------------------


                                      None
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          (Former name or former address, if changed since last report)







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Item 7.           Financial Statements and Exhibits.

(c) Exhibits.

          Exhibit No.                   Description
          ----------                    ------------
           99.1                  Press release, dated December 11,  2003

Item 9.           Regulation FD Disclosure.

                  On December 11, 2003, Deckers Outdoor Corporation issued a press release announcing that it has completed the repurchase of the entire $5.5 million of preferred stock previously issued to Mark Thatcher in connection with the acquisition of the Teva worldwide assets. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

                  The information in this Current Report on Form 8-K, including the exhibit, will not be treated as filed for the purposes of
                  Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Deckers Outdoor Corporation

     Date:  December 11, 2003            /s/ M. Scott Ash
                                         ----------------
                                         M. Scott Ash, Chief Financial Officer


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                                  EXHIBIT INDEX

  Exhibit No.                       Description
  ----------                        -----------
     99.1                  Press release, dated December 11,  2003